SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT - FEBRUARY 19, 1999
                       ----------------------------------
                        (Date of Earliest Event Reported)

                           COMMODORE HOLDINGS LIMITED
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             (Exact name of registrant as specified in its charter)

                                     BERMUDA
                            ------------------------
                            (State of Incorporation)

      0-22908                                                       N/A
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(Commission File No.)                                         (I.R.S. Employer
                                                             Identification No.)

  4000 HOLLYWOOD BOULEVARD, SUITE 385-S, SOUTH TOWER, HOLLYWOOD, FLORIDA 33021
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               (Address of Principal Executive Offices) (Zip Code)

                                 (954) 967-2100
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              (Registrant's telephone number, including area code)


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ITEM 5.           OTHER EVENTS

         The Company has closed on the sale of the first half of its $8 million private offering of series B preferred stock. The Company's press release with respect to such offering is attached hereto as Exhibit 1.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  1.       Press Release, dated February 19, 1999.


                                      2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 19, 1999.

                                      COMMODORE HOLDINGS LIMITED

                                      By:  /S/ JEFFREY I. BINDER
                                           -------------------------
                                               Jeffrey I. Binder,
                                               Chairman of the Board

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EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
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    1             Press Release dated February 19, 1999.